                                                                      Exhibit 99

                   RULE 134 EMAIL NOTICE, WIT CAPITAL MEMBERS


SUBJECT:  IPO Alert: VerticalNet, Inc. available through Wit Capital

Wit Capital Corporation is pleased to announce that we are able to offer a participation in the Initial Public Offering of VerticalNet, Inc., lead managed by Lehman Brothers, as described below:

ISSUER: VerticalNet owns and operates 33 industry-specific communities of commerce on the Internet. These vertical trade communities are business-to-business Web sites that act as comprehensive sources of information, interaction and electronic commerce--the buying and selling of goods and services over the Internet.

SECURITY:  Common Stock

EXPECTED SIZE OF OFFERING:  3,500,000

EXPECTED PRICE RANGE:  $12.00 to $14.00

NASDAQ SYMBOL:  VERT

MANAGING UNDERWRITERS: Lehman Brothers, Hambrecht & Quist, Volpe Brown Whelan and Company and Wit Capital Corporation as e-Manager/TM/


If you think you may be interested in this Initial Public Offering available through Wit Capital, please visit [hyperlink to Wit Capital Web site] or call
                                  -----------------------------------
(888) 494-8227 x4427.

You can view, download and print the Preliminary Prospectus from a dedicated section of Wit Capital's web site at [hyperlink to Wit Capital Web site]. You
                                     -----------------------------------
may also obtain a prospectus by calling Wit Capital at the above number or writing Wit Capital at: 826 Broadway, 6/th/ Floor, New York, NY 10003.

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH

---------
* THROUGHOUT EXHIBIT, UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE REGISTRATION STATEMENT BECOMES EFFECTIVE, AND ANY SUCH OFFER MAY BE WITHDRAWN AND REVOKED WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME PRIOR TO NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE EFFECTIVE DATE. AN INDICATION OF INTEREST IN RESPONSE TO THIS ADVERTISEMENT WILL INVOLVE NO OBLIGATION OR COMMITMENT OF ANY KIND.


Wit Capital Corporation is a Member NASD/SIPC

                    RULE 134 EMAIL NOTICE, E-DEALER CUSTOMERS


SUBJECT:  IPO Alert: VerticalNet, Inc. available through (e-Dealer name).

[e-Dealer name], in connection with Wit Capital Corporation acting as e-Manager/TM/, is pleased to announce that we are able to offer a participation in the Initial Public Offering of VerticalNet, Inc., lead managed by Lehman Brothers, as described below:

ISSUER: VerticalNet owns and operates 33 industry-specific communities of commerce on the Internet. These vertical trade communities are business-to-business Web sites that act as comprehensive sources of information, interaction and electronic commerce--the buying and selling of goods and services over the Internet.

SECURITY:  Common Stock

EXPECTED SIZE OF OFFERING:  3,500,000

EXPECTED PRICE RANGE:  $12.00 to $14.00

NASDAQ SYMBOL:  VERT

MANAGING UNDERWRITERS: Lehman Brothers, Hambrecht & Quist, Volpe Brown Whelan and Company and Wit Capital Corporation as e-Manager/TM/

If you think you may be interested in this Initial Public Offering available through [e-Dealer name], please visit [Hyperlink to e-Dealer Web site] or call
                                      -------------------------------
[e-Dealer telephone number].

You can view, download and print the Preliminary Prospectus from a dedicated section of [e-Dealer's] web site at [Hyperlink to e-Dealer Web site]. You may
                                    -------------------------------
also obtain a prospectus by calling [e-Dealer name] at the above number or writing [e-Dealer name] at [street and city address].

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE REGISTRATION STATEMENT BECOMES EFFECTIVE, AND ANY SUCH OFFER MAY BE WITHDRAWN AND REVOKED WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME PRIOR TO NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE EFFECTIVE DATE. AN INDICATION OF INTEREST IN RESPONSE TO THIS ADVERTISEMENT WILL INVOLVE NO OBLIGATION OR COMMITMENT OF ANY KIND.

[e-Dealer name] is a Member NASD/SIPC

                RULE 134 EMAIL NOTICE, VETICALNET VISITORS/ USERS


SUBJECT:  VerticalNet, Inc. IPO available through Wit Capital

Dear [Visitor/ User]:

VerticalNet, Inc., in connection with Wit Capital Corporation, is pleased to announce that we are able to offer a participation in our Initial Public Offering, lead managed by Lehman Brothers, as described below:

ISSUER: VerticalNet owns and operates 33 industry-specific communities of commerce on the Internet. These vertical trade communities are business-to-business Web sites that act as comprehensive sources of information, interaction and electronic commerce--the buying and selling of goods and services over the Internet.

SECURITY:  Common Stock

EXPECTED SIZE OF OFFERING:  3,500,000

EXPECTED PRICE RANGE:  $12.00 to $14.00

EXPECTED SYMBOL:  VERT

MANAGING UNDERWRITERS: Lehman Brothers, Hambrecht & Quist, Volpe Brown Whelan and Company and Wit Capital Corporation as e-Manager/TM/

The Underwriters, at the request of the Company, have reserved for sale at the Initial Public Offering price up to [ x ] shares of common stock to visitors and users of the Company's services or its Web site who express an interest in purchasing such shares. If you think you may be interested in this Initial Public Offering available through Wit Capital, please visit [Hyperlink to Wit
Capital Web site] or call (888) 494-8227 x4427.             -------------------
-----------------

You can view, download and print the Preliminary Prospectus from a dedicated section of Wit Capital's web site at [Hyperlink to Wit Capital Web site]. You
                                     -----------------------------------
may also obtain a prospectus by calling Wit Capital at the above number or writing Wit Capital at: 826 Broadway, 6/th/ Floor, New York, NY 10003. To purchase shares, you must first open an account, which can be done online.

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE REGISTRATION STATEMENT BECOMES EFFECTIVE, AND ANY SUCH OFFER MAY BE WITHDRAWN AND REVOKED WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME PRIOR TO NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE EFFECTIVE DATE. AN INDICATION OF INTEREST IN RESPONSE TO THIS ADVERTISEMENT WILL INVOLVE NO OBLIGATION OR COMMITMENT OF ANY KIND.

Wit Capital Corporation is a Member NASD/SIPC

Text of Wit Capital/ e-Dealer Web site

(a) GATEWAY PAGE SCREEN SHOT - consists of a parent frame and child frame.

     . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
             -----------------------------------------------------------------
         Contact Us, Mailing List./*/
         -------------------------

     .   CHILD FRAME - the following text appears in the child frame:

         .  Initial Public Offering for VerticalNet, Inc.

         .  Issuer Logo

         .  Get Preliminary Prospectus, Place Conditional Offer, Open Account
            --------------------------  -----------------------  ------------

         .  Expected Size of Offering:  3,500,000

         .  Expected Price Range:       $12.00 to $14.00

         .  Managing Underwriters:      Lehman Brothers
                                        Hambrecht & Quist
                                        Volpe Brown Whelan & Company
                                        Wit Capital Corporation as e-Manager/TM/

         .  Summary:

               VerticalNet owns and operates 33 industry-specific communities of commerce on the Internet. These vertical trade communities are business-to-business Web sites that act as comprehensive sources of information, interaction and electronic commerce--the buying and selling of goods and services over the Internet.

         . A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT

----------------
/*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

           CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

        . NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE REGISTRATION STATEMENT BECOMES EFFECTIVE, AND ANY SUCH OFFER MAY BE WITHDRAWN AND REVOKED WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME PRIOR TO NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE EFFECTIVE DATE. AN INDICATION OF INTEREST IN RESPONSE TO THIS ADVERTISEMENT WILL INVOLVE NO OBLIGATION OR COMMITMENT OF ANY KIND.

(b) REGISTRATION - STEP 1 PAGE SCREEN SHOT - E-DEALER SITE ONLY- consists of a parent frame and child frame.

   . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
           ------------  -----------------------  ------------------  -----
       Contact Us, Mailing List./*/
       ------- --  -------------

   .   CHILD FRAME - the following text appears in the child frame:

          . REGISTRATION - Step One

          . (If Client has not yet been required to enter a username and password)

          . To view the VerticalNet, Inc. preliminary prospectus at no charge, please enter your username and password below. Remember, to view a prospectus or to submit a request to buy shares, you must already have opened an account.

          . Interactive dialogue boxes appear requiring the user to enter his/her "Username" and "Password."

          . Two command buttons appear allowing the user to "Submit" or "Reset" the information entered.

          . Rules and Procedures, FAQs, Contact Us, Mailing List
            --------------------  ----  ----------  ------------


------------------
/*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

(c) REGISTRATION - STEP 2 PAGE SCREEN SHOT - E-DEALER SITE ONLY- consists of a parent frame and child frame.

     . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
             ------------  -----------------------  ------------------  -----
         Contact Us, Mailing List./*/
         ----------  ----------------

     .   CHILD FRAME - the following text appears in the child frame:

         .   REGISTRATION - Step Two

         . In order to keep our records updated, please answer the following questions: After completing the information below, click the submit button.

         . These securities may not be sole nor may offers to buy be accepted from anyone other than United States Nationals or Residents.

         .   1.  Are you a United States National or Resident?  Yes [_]  No [_]

         . In addition, (b/d) will not distribute the prospectus outside of the United States.

         .   2.  Are you currently in the United States?  Yes [_]   No [_]

         .   3.  Do you hold any NASD licenses?  Yes [_]  No [_]

         . If you (or any member of your immediate family, or any business entity with which you are affiliated, or any account in which you have a beneficial interest) are an officer, director, general partner, employee or agent of a member firm, or a stock exchange or the National Association of Securities Dealers, or you are associated with, have an affiliation with or have contributed capital to a broker/dealer, you must disclose below. Or if you (or a member of your household or immediate family) are a senior officer of a bank, savings and loan institution, insurance company, investment company, investment advisor or other similar institution, or are an employee of the securities department of such institution, you must disclose below.

-----------------
/*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

      .  4.  Stock Exchange [_]  NASD [_]  Bank [_]  Insurance Company [_]
             Investment Advisor [_]

      . Company Name: followed by interactive dialogue box allowing user to enter a response.

      . In order to participate in new issues of securities, your objective must allow for speculation. Speculative investments are risky and are not appropriate for everyone. You should assess whether such investments are suitable for you.

       . 5.  Do your investment objectives allow for speculation? Yes [_] No [_]

(d) REGISTRATION PAGE SCREEN SHOT - consists of a parent frame and child frame.

     . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
             ------------  -----------------------  ------------------  -----
         Contact Us, Mailing List./*/
         ----------  ----------------

     .   CHILD FRAME - the following text appears in the child frame:

         .  REGISTRATION

           . In order to continue, simply complete the required information below and click submit. Remember, to place a conditional offer with Wit Capital, you must first open an account with Wit Capital.

         .  Required:

         . Please enter your e-mail address: followed by an interactive dialogue box allowing the user to enter a response.

         . If you are not a member, please answer these optional questions as well.

         . The user is asked to enter his/her first name, last name, day time phone, evening phone and state via interactive dialogue boxes.

         . Two command buttons appear allowing the user to "submit" or "Reset" the information entered.

         .  Rules & Procedures, FAQs, Contact Us, Mailing List
            ------------------  ----  ----------  ------------

--------------------
/*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

(e) REQUIRED INFORMATION PAGE SCREEN SHOT - consists of a parent frame and child frame.

     . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
             ------------  -----------------------  ------------------  -----
         Contact Us, Mailing List./*/
         ----------  ----------------

     .   CHILD FRAME - the following text appears in the child frame:

         .  REQUIRED INFORMATION

         . You did not provide an answer for all of the required fields. Use your back button to return to the registration page and complete all
                 ----
            required fields. Please contact mail@bd.com for more information.
                                            -----------

         .  Rules & Procedures, FAQs, Contact Us, Mailing List
            ------------------  ----  ----------  ------------

------------------
/*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

(f) SECURITIES LAW DOES NOT PERMIT PAGE SCREEN SHOT - consists of a parent frame and child frame

    . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
            ------------  -----------------------  ------------------  -----
        Contact Us, Mailing List./*/
        ----------  ----------------

    .   CHILD FRAME - the following text appears in the child frame:

        .  Securities Law Does Not Permit

        . We're sorry. Due to (Foreign securities laws) we are not permitted to give you access to the prospectus. Please contact mail@bd.com for
                                                             -----------
           more information.

        .  (OR)

        .  Affiliation Does Not Permit

        . We're sorry. Due to (affiliation requirements) we are not permitted to give you access to the prospectus. Please contact mail@bd.com for
                                                                -----------
           more information.

        .  (OR)

        .  Suitability Does Not Permit

        . We're sorry. Due to (suitability requirements) we are not permitted to give you access to the prospectus. Please contact mail@bd.com for
                                                                -----------
           more information.

        .  Rules & Procedures, FAQs, Contact Us, Mailing List
           ------------------  ----  ----------  ------------

-------------------
/*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

 (g) PROSPECTUS LINKS PAGE SCREEN SHOT - consists of a parent frame and child frame.

     . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
             ------------  -----------------------  ------------------  -----
         Contact Us, Mailing List.*/
         ----------  ---------------

     .   CHILD FRAME - the following text appears in the child frame:

         .  VerticalNet, Inc. Logo

               IF YOU ARE INTERESTED IN THIS OFFERING, YOU SHOULD READ THE PRELIMINARY PROSPECTUS BEFORE PLACING A CONDITIONAL OFFER.

         .  Please choose from the following:

            1. Download the preliminary prospectus. (To open the PDF version you will need to download Adobe Acrobat Reader.
                                            --------------------
                  .  PDF Prospectus - [  ]
                     ---------------
                  .  HTML Prospectus - [  ]
                     ---------------
            2.    Place Conditional Offer.
                  -----------------------
            3.    Open an account.
                  ---------------



         .  Rules & Procedures, FAQs, Contact Us, Mailing List
            ------------------  ----  ----------  ------------

---------------------------------

/*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

(h) PROSPECTUS PAGE SCREEN SHOT - consists of a parent frame and child frame.

     . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
         ----------------  -----------------------  ------------------  -----
         Contact Us, Mailing List./*/
         ----------  ----------------

     .   CHILD FRAME - the following text appears in the child frame:

                         [VerticalNet, Inc. prospectus]

---------------------
/*/  UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR
   LINK TO ANOTHER SCREEN.

(i) OPEN AN ACCOUNT - STEP 1 PAGE SCREEN SHOT - consists of a parent frame and child frame.

   . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
           ------------  -----------------------  ------------------  -----
       Contact Us, Mailing List./*/
       ----------  ---------------

   .   CHILD FRAME - the following text appears in the child frame:

       .  Open An Account

       .  Three Easy Choices:

       . Please read the following choices and select the one that best suits you.

       .  [graphic of two computers] 1.  Apply Online.  This is the fastest way
                                         ------------
          to open your account. If you open an individual account you may immediately enter a Conditional Offer to buy a new issue. We recommend this option for those using Netscape 3.0 or higher or Microsoft 1.E.4.0 or higher and are familiar with their use.

       .  [graphic of pen and clipboard] 2.  Print Application.  Use this option
                                             -----------------
          if you would prefer to fill out the application by hand. An account application may be printed from our site and mailed back to Wit Capital.

       .  [graphic of telephone] 3.  Over the Telephone.  You may call a Wit
                                     ------------------
          Capital representative at 1-888-4WITCAP (888-494-8227) to open your account over the telephone between the hours of 8:30 a.m.-7:00 p.m. Monday through Friday.

       .  Non U.S. Residents:

       .  Please follow either choice 2, or 3.

       .  Rules & Procedures, FAQ's, Contact Us, Mailing List
          ------------------  -----  ----------  ------------

-------------------------------

*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR
   LINK TO ANOTHER SCREEN.

(j) OPEN AN ACCOUNT -STEP 2 PAGE SCREEN SHOT - consists of a parent frame and child frame.

   . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
           ------------  -----------------------  ------------------  -----
       Contact Us, Mailing List./*/
       ----------  ------------

   .   CHILD FRAME - the following text appears in the child frame:

       .  Open An Account

       . If you live in the United States, you should complete a customized online account application that starts on this screen. The process is straight forward. Just follow the directions.

       .  Step 1 - Account Registration.

       . Select how you would like your account registered. The most common registration types are individual, Joint Tenants with Rights of Survivorship, and IRA's. For descriptions of these and other registration types visit Types of Account Registrations.
                                   ------------------------------

       .  A drop down dialogue box appears displaying the types of accounts.

       .  Step 2 - Account Type

       . Indicate whether you want to open a cash account or a margin account. A cash account enables you to buy or sell securities on a cash basis. A margin account gives you the option to buy or sell on a cash basis or borrow funds using your marginable securities or cash as collateral.

       .  A drop down dialogue box appears displaying the types of accounts.

       .  Step 3 - State of Residence

-------------------------------

/*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

       . Specify your state of residence. If you are a non U.S. resident please indicate so below.

       . A drop down dialog box appears allowing the user to enter his/her state of residency or other.

       .  Step 4 - Preliminary Data

       .  Check all of the following that apply:

       .  [ ]  I would like to authorize someone else to trade on my account.

       .  [ ]  I am not a permanent resident or citizen of U.S.A.

       . [ ] I would like to fund my account by transferring funds or securities from another existing brokerage account.

       .  Command button allowing the user to "continue".

       .  Step 5 - Primary Data

       . Provide all of the following information. Optional data is indicated as such.

       .  Account Information

       . The user (account owner) is required to enter his/her title, first name, middle initial, last name, date of birth, social security number, marital status, number of dependants, daytime phone, evening phone, e-mail address, gender, legal address, city, state, zip code, mailing address, city, state, zip code via interactive dialogue boxes.

       .  Citizenship

       .  Are you a U.S. Citizen?  Yes  [ ]   No  [ ]

       .  If you are not a U.S. Citizen, answer the following questions.

       .  Please specify country of citizenship:

       . A drop down dialogue box appears allowing the user to enter his/her country of citizenship.

       .  And enter passport number:

       . A drop down dialogue box appears allowing the user to enter his/her passport number.

       .  Also enter country that issued passport

       . A drop down dialogue box appears allowing the user to enter the name of the country issuing his/her passport.

       .  Are you a non-resident alien?  Yes  [ ]  No [ ]

       .  Financial Information

       .  Annual Income:  followed by a drop down dialogue box.

       .  Liquid Net Worth:  followed by a drop down dialogue box

       .  Net Worth Excluding Home:  followed by a drop down dialogue box

       .  Estimated Tax Bracket:  followed by a drop down dialogue box

       .  Accredited Investor Information

       . To participate in private placements you must be an Accredited Investor. To establish your status as an Accredited Investor complete the following:

       . Do you and your spouse have a combined net worth of $1,000,000 or more?

       .  Yes  [ ]    No [ ]

       . For each of the past two years has your annual income been greater than or equal to $200,000 or has the combined annual income of you and your spouse been greater than or equal to $300,000?

       .  Yes  [ ]    No [ ]

       .  Do you anticipate your income will continue at that level?

       .  Yes  [ ]    No [ ]

       .  Employment/Occupational Information

       . The user is required to enter his/her employer name, employment status, position/title, years employed, type of business; employer street address, city, state and zip code via interactive dialogue boxes.

       .  Affiliation Status

       . Are you (or a member of your household or if a business entity anyone affiliated with you) a director, 10% shareholder, or policy-making officer of a publicly traded company?

       .  A drop down dialogue box appears allowing the user to enter response.

       .  If YES, please specify the Company Symbol:

       .  A drop down dialogue box appears allowing the user to enter response.

       . Do you (or a member of your household or if a business entity anyone affiliated with you) have an affiliation with, or work for, a member firm of a stock exchange or the National Association of Securities Dealers, Inc.? Or, are you (or a member of your household or immediate family) a senior officer of a bank, trust or insurance company, or other similar institution, or an employee of the securities department of such institution?

       .  If YES, please specify the firm or company:

       .  A drop down dialogue box appears allowing the user to enter response.

       .  Do you hold any NASD Licenses:    Yes  [_]    No  [_]

       .  Money Fund Instructions

       . Designate which Money Market fund you wish to use for your uninvested cash:

       . An Alliance Money Market Prospectus is available for each fund. You must read this prospectus before investing. We suggest you also download or print a copy after you complete this application and retain it for your records. PLEASE READ IT CAREFULLY before you invest.

       .  Banking Reference Information

       . The user is required to enter his/her bank and branch name, account number and bank state via interactive dialogue boxes.

       .  Investing Experience

       . Indicate how many years of prior trading or investing experience you have with each of the following.

       . Certificate of Deposit: followed by an interactive dialogue box allowing the user to enter a response.

       . Mutual Funds: followed by an interactive dialogue box allowing the user to enter a response.

       . Stocks: followed by an interactive dialogue box allowing the user to enter a response.

       . Bonds: followed by an interactive dialogue box allowing the user to enter a response.

       . Options: followed by an interactive dialogue box allowing the user to enter a response.

       . Limited Partnerships: followed by an interactive dialogue box allowing the user to enter a response.

       . Futures: followed by an interactive dialogue box allowing the user to enter a response.

       .  Investment Objectives

       .  What are your Investment Objectives?  You may check all that apply.

       . Growth: followed by an interactive dialogue box allowing the user to enter a response.

       . Current Income: followed by an interactive dialogue box allowing the user to enter a response.

       . Tax Deferral: followed by an interactive dialogue box allowing the user to enter a response.

       . Liquidity: followed by an interactive dialogue box allowing the user to enter a response.

       . Credit Preferences: followed by a drop down dialogue box allowing the user to enter a response.

       . In order to participate in new issues of securities, your objectives must allow for speculation. Speculative investments are risky and are not appropriate for everyone. You should assess whether such investments are suitable for you. Do your investment objectives allow for speculation?

       .  Yes  [_]         No   [_]

       .  Duplicate Confirmations/Statements

       . Complete this section if you want duplicate confirmations/statements sent to a third party. If you have any affiliation with, or work for, a member firm of a stock exchange or the NASD, or a bank, trust, or insurance company, you must complete this section so that duplicate confirmations/statements can be sent to your firm. Confirmations to member NASD firms are free. Duplicate confirmations/statements are free so long as your recipient's e-mail address has been provided.

       . The user is asked to enter the individual name/NASD firm name, mailing address, city, state, zip code and e-mail via interactive dialogue boxes.

       .  Optional Information

       . How did you hear about Wit Capital? Followed by a drop down dialogue box.

       .  If other please specify.  Followed by an interactive dialogue box.

       . Which brokerage firm holds the largest portion of your assets? Followed by an interactive dialogue box.

       . Which brokerage firm handles most of your trades? Followed by an interactive dialogue box.

       . Please indicate your modem speed at the location where you most often conduct your online investing. Followed by an interactive dialogue box.

       .  "Continue" command button.

(j1) PRE-CONDITIONAL OFFER PAGE SCREEN SHOT - consists of a parent frame and child frame.

        .   PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures,
                    ------------  -----------------------  ------------------
        FAQ's, Contact Us, Mailing List.*/
        ------ ----------  ------------


        CHILD FRAME - the following text appears in the child frame:

        . IF YOU ARE INTERESTED IN THIS OFFERING, YOU SHOULD READ THE PRELIMINARY PROSPECTUS BEFORE PLACING A CONDITIONAL OFFER.

        . I hereby acknowledge that a preliminary prospectus for this offering has been made available to me for downloading and viewing on this Web site.

        . I hereby affirm my authorization for Wit Capital to deliver certain communications electronically via email as outlined in section 2 of the Customer Account Agreement.
        --------------------------


(k) CONDITIONAL OFFER PAGE SCREEN SHOT - consists of a parent frame and child frame.

   . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
       ----------------  -----------------------  ------------------  -----
       Contact Us, Mailing List.*/
       ----------  -------------

   .   CHILD FRAME - the following text appears in the child frame:

       .  IPO CONDITIONAL OFFER

       .  Issuer:             -VERT-

       . I'd like to place a Conditional Offer for the following number of shares: followed by an interactive dialogue box.

       .  The user may choose from:

       .  At the offering price [ ]

       .  or

       . Limit Price [ ]: followed by an interactive dialogue box allowing the user to enter a price

       .  Two command buttons allowing the user to "Submit Offer" or "Clear
          Offer"

       . This order is based on my review of the most current version of the -VERT- preliminary prospectus as linked.
               ----------------------

       . No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date.


-----------------------------

*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

(l) GATEWAY PAGE SCREEN SHOT - consists of a parent frame and child frame.

   . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
       ----------------  -----------------------  ------------------  -----
       Contact Us, Mailing List.*/
       ----------  ------------

   .   CHILD FRAME - the following text appears in the child frame:

       .  [X]  RULES AND PROCEDURES
       .  PURCHASING NEW ISSUES
       .  . Types of new issues
            -------------------
          . Risks and suitability
            ---------------------
          . Initial Public Offerings
            ------------------------
          . Viewing offering materials
            --------------------------
          . Entering Conditional Offers
            ---------------------------
          . Changing or canceling Conditional Offers
            ----------------------------------------
          . Blue Sky and foreign securities laws
            ------------------------------------
          . Buying limits
            -------------
          . Funding deadlines
            -----------------
          . Re-circulations
            ---------------
          . Allocations
            -----------
               . Flippers will lose priority
                 ---------------------------
               . Affinity groups may gain priority
                 ---------------------------------
          . Confirmation of purchase
            ------------------------
          . Final prospectus delivery
            -------------------------
          . Secondary and Follow-On Offerings
            ---------------------------------
          . Viewing offering materials
            --------------------------
          . Entering Conditional Offers
            ---------------------------
          . Changing or canceling Conditional Offers
            ----------------------------------------
          . Blue Sky and foreign securities laws
            ------------------------------------
          . Buying limits
            -------------
          . Funding deadlines
            -----------------
          . Re-circulations
            ---------------
          . Allocations
            -----------
               . Flippers will lose priority
                 ---------------------------
               . Affinity groups may gain priority
                 ---------------------------------

 --------------------------------

*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

            . Confirmation of purchase
              ------------------------
            . Final prospectus
              ----------------

          . Wit Capital does not provide tax, legal, or accounting advice and does not recommend the suitability of any investment or investment strategy. You assume full responsibility for all of your investment decisions.

          . Types of New Issues. Wit Capital offers its Members opportunities to participate in new issues of securities, including:

          . Initial Public Offerings. A new issue in which an issuer sells shares to an underwriter who, in turn, resells to investors at the offering price. Typically, the shares begin trading immediately on a national market such as NASDAQ or the New York Stock Exchange. The first time a company sells stock that trades publicly is called an Initial Public Offering or IPO.

          . Secondary, Follow-On and Combination Offerings. The public sale by shareholders of previously issued securities that are already trading publicly is called a Secondary Offering. The public sale by an issuer of newly issued securities by a company which already has publicly traded securities is called a Follow-On Offering. Frequently offerings have both a primary (Follow-On) and secondary component. These offerings are known as Combination Offerings. In underwritten Secondary, Follow-On and Combination Offerings, a selling shareholder(s) and/or corporate issuer sells securities to an underwriter who, in turn, resells the securities to investors at the offering price.

          . Risks and Suitability: Investing in new issues is speculative and highly risky and is only appropriate for certain investors. Members assume full responsibility for determining whether any new issue is appropriate for them.

          . Initial Public Offerings.

          . Viewing offering materials. Initial Public Offerings are offered and sold by way of an official offering document called a prospectus. The prospectus is filed with federal and state securities regulators as part of the registration statement which must be declared effective prior to the issue.

          . After the prospectus has been filed but before the offering is declared effective, offers to sell the securities can be made using a preliminary prospectus or "red herring." The preliminary prospectus generally indicates a range of prices within which the issue is expected to be made. Issues typically also prepare roadshow presentations during the period when the preliminary prospectus is pending.

          . In each public offering in which Wit Capital participates as an underwriter, Members may view an online copy of the preliminary prospectus together with any roadshow material made available by the issuer. Guest Users may also view this material if they first provide some basic personal information and an e-mail address.

          . Entering Conditional Offers. If you are a Member, during the period when the preliminary prospectus is pending, you will be able to enter "Conditional Offers" to purchase securities when and if issued. Conditional Offers are in effect conditional offers to purchase securities. These offers cannot be accepted until the registration statement for the offering has been declared effective by the Securities and Exchange Commission. Upon the registration statement being declared effective by the Securities and Exchange Commission, we will contact you by e-mail or telephone to notify you of the effectiveness of the registration statement. YOU WILL THEN NEED TO RESPOND TO US ON THE DATE THAT WE CONTACT YOU AND REAFFIRM YOUR PREVIOUSLY SUBMITTED CONDITIONAL
            OFFER. IF YOU FAIL TO REAFFIRM YOUR PREVIOUS OFFER, WE MAY NOT BE ABLE TO INCLUDE YOU IN THE OFFERING. Please note that if there are not enough shares for all customers who have placed conditional offers, you may not have the opportunity to affirmatively confirm your conditional offer or, if you do affirmatively confirm your conditional offer, we may not be able to offer you shares in the offering.

          . Conditional Offers may be entered as "limit orders" which means that you are willing to purchase the securities at up to a particular price. Alternatively, Conditional Offers may be entered "at the offering price" which means that you are willing to purchase securities at the price at which the issue is made (so long as it is within the range specified in the preliminary prospectus.)

          . To enter a Conditional Offer, follow these steps:

          . Complete the Conditional Offer form that appears, specifying the number of shares, the type of order and for limit orders, the price.

          . Click on the review button to review your offer. Once you have reviewed it, click on the submit conditional offer button to transmit it to Wit Capital.

          . Wait until your Conditional Offer has been received. You will be notified of its receipt by an acknowledgement message on your screen. Your Conditional Offer will also appear as an open order in your account.

          . Canceling or changing Conditional Offers.  To cancel or modify
            Conditional Offers, simply go to your Open Orders page, which appears in the Manage My

            Account section of our main website. Look for the Conditional Offer and click either of the buttons next to it marked Change or Cancel.

          . Blue Sky and foreign securities laws. Conditional Offers will be accepted only from Members residing in jurisdictions where the offering has been registered under local securities laws or where such registration is not required. Not all offerings are registered in every state or available in every country and therefore not every Member will be eligible to participate in every public offering.

          . Buying limits. For our mutual protection, Wit Capital may set limits on the amount or proportion of investments you can make in speculative securities including Initial Public Offerings. Although Wit Capital reserves the right to reject or cancel your Conditional Offers at any time and without notice, generally you will receive notice of any rejection or cancellation.

          . Funding deadlines. Conditional Offers may be entered as soon as a preliminary prospectus has been posted, without available funds in your account. However if you do not have on deposit $1,000 (which is the minimum account balance for all trades with Wit Capital) as of the time immediately after the registration statement has been declared effective, Wit Capital may cancel your Conditional Offer and/or your priority. The full amount of the purchase price must be paid by the settlement date.

          . Initial Public Offerings must be purchased in the cash portion of your account.

          . Re-circulations. On occasion, an amended prospectus is prepared during the public offering process that contains material changes to the information provided in the preliminary prospectus. In these cases, a revised preliminary prospectus must be circulated to buyers in the offering.

          . In the event of re-circulations, Members who have entered
            Conditional Offers will be sent an e-mail message directing them to a site on the World Wide Web where a copy of the amended preliminary prospectus is posted. From the site the amended preliminary prospectus can be read and printed or downloaded. As agreed by each Member in the customer agreement governing all Wit Capital accounts, such delivery shall constitute good and effective delivery of the amended preliminary prospectus whether or not you follow the instructions and actually access the new prospectus via the Web.

          . Allocations. Wit Capital's general rule of allocation is first-come first-served, and our proprietary electronic order book has been designed to record the time and date of each Conditional Offer. Generally, Members submitting Conditional

            Offers first will have priority over those who submit them later, subject to minimum and maximum limits that will be set on a deal by deal basis.

          . There are, however, two important exceptions to the first-come first-served allocation principle:

          . Flippers will lose priority. Members who have track records for buying public offering shares and holding them for at least 60 days will have priority over Members who do not have such records. Thus, Wit Capital shall attempt to penalize "flippers" by reducing their likelihood of obtaining shares in subsequent public offerings.

          . To enforce this anti-flipping policy, Wit Capital will maintain for each Member a rating score that tracks their record for buying and holding public offering shares. Members will score positive points based on the number of Initial Public Offering shares purchased and held. If you sell these shares, or transfer them out of your account, within 60 days, then you will score negative points.

          . Affinity groups may gain priority. In certain offerings, Wit Capital may agree with an issuer to favor Members who are also customers or employees of the issuer or who have some other preexisting relationship with the issuer. In these transactions general Members will be able to purchase after shares are allocated to the Members who are also part of the issuer's affinity group.

          . Wit Capital reserves the right to allocate shares on any basis or to change its method of allocating shares at any time and without notice, and Members should not expect that entering a Conditional Offer in any way entities them to purchase any securities.

          . Confirmation of purchase. On the new issue date, Members whose Conditional Offers have been accepted and who have reaffirmed their Conditional Offers by telephone or e-mail will receive by e-mail a confirmation specifying the number of shares purchased and the issue price. The shares will automatically be deposited into your account.

          . If you did not receive shares in the allocation, then you will receive by e-mail a message indicating that your Conditional Offer has been cancelled.

          . Final prospectus delivery. Members whose Conditional Offers are accepted will also receive an e-mail message directing them to a site on the World Wide Web where a final prospectus is posted. From the site the final prospectus can be read and printed or downloaded. As agreed by each Member in the customer agreement governing all Wit Capital accounts, such delivery shall constitute good and effective delivery of the final prospectus whether or not you follow the instructions and actually access the final prospectus via the Web. Federal and state securities laws require delivery of the final prospectus.

          . Secondary, Follow-On and Combination Offerings.

          . Viewing offering materials. Registered Secondary, Follow-On and
            Combination Offerings are offered and sold by way of an official offering document called a prospectus. The prospectus is filed with federal and state securities regulators unless exempt from such requirements as part of the registration statement which must be declared effective prior to the issue.

          . After the prospectus has been filed but before the offering is declared effective, offers to sell the securities can be made using a preliminary prospectus or "red herring." The preliminary prospectus generally indicates the last sale price of the security prior to the filing of the registration statement. Issuers typically also prepare roadshow presentations during the period when the preliminary prospectus is pending.

          . In each Secondary, Follow-On and Combination Offering in which Wit
            Capital participates as an underwriter, Members may view an online copy of the preliminary prospectus together with any roadshow material made available by the issuer. Guest Users may also view this material if they first provide some basic personal information and an e-mail address.

          . Entering Conditional Offers. If you are a Member, during the period when the preliminary prospectus is pending, you will be able to enter "Conditional Offers" to purchase securities when and if issued. Conditional Offers are in effect conditional offers to purchase securities. These offers cannot be accepted until the registration statement for the offering has been declared effective by the Securities and Exchange Commission. Upon the registration statement being declared effective by the Securities and Exchange Commission, we will contact you by e-mail or telephone to notify you of the effectiveness of the registration statement. YOU WILL THEN NEED TO RESPOND TO US ON THE DATE THAT WE CONTACT YOU AND REAFFIRM YOUR PREVIOUSLY SUBMITTED CONDITIONAL OFFER. IF YOU FAIL TO REAFFIRM YOUR PREVIOUS OFFER, WE MAY NOT BE ABLE TO INCLUDE YOU IN THE OFFERING. Please note that if there are not enough shares for all customers who have placed conditional offers, you may not have the opportunity to affirmatively confirm your conditional offer or, if you do affirmatively confirm your conditional offer, we may not be able to offer you shares in the offering.

          . You shall be entitled to cancel any Conditional Offer at any time prior to such time as you are sent notice that the Time of Effectiveness has occurred and your offer has been accepted.

          . Conditional Offers may be entered as "limit orders" which means that you are willing to purchase the securities at up to a particular price. Alternatively, Conditional Offers may be entered "at the offering price" which means that you are willing to purchase securities at the price at which the issue is made. For Secondary, Follow-On and Combination Offerings, typically the offering price is subject to market conditions and frequently is in close proximity to the last sale price of the security in its principle trading market prior to the pricing terms of the offering being set.

          . To enter a Conditional Offer, follow these steps:

          . Complete the Conditional Offer form that appears, specifying the number of shares, the type of order and for limit orders, the price.

          . Click on the review button to review your offer. Once you have reviewed it, click on the submit conditional offer button to transmit it to Wit Capital.

          . Wait until your Conditional Offer has been received. You will be notified of its receipt by an acknowledgement message on your screen. Your Conditional Offer will also appear as an open order in your account.

          . Canceling or changing Conditional Offers. To cancel or modify
            Conditional Offers, simply go to your Open Orders page, which appears in the Manage My Account section of our main website. Look for the Conditional Offer and click either of the buttons next to it marked Change or Cancel.

          . Blue Sky and foreign securities laws. Conditional Offers will be accepted only from Members residing in jurisdictions where the offering has been registered under local securities laws or where such registration is not required. Not all offerings are registered in every state or available in every country and therefore not every Member will be eligible to participate in every Secondary, Follow-On and Combination Offering.

          . Buying limits. For our mutual protection, Wit Capital may set limits on the amount or proportion of investments you can make in speculative securities including Secondary, Follow-On and Combination Offerings. Although Wit Capital reserves the right to reject or cancel your Conditional Offers at any time and without notice, generally you will receive notice of any rejection or cancellation.

          . Funding deadlines. Conditional Offers may be entered as soon as a preliminary prospectus has been posted, without available funds in your account. However if you do not have on deposit $1,000 (which is the minimum account balance for all trades with Wit Capital) as of the time immediately after the registration statement has been declared effective, Wit Capital may cancel your Conditional Offer and/or your priority. The full amount of the purchase price must be paid by the settlement date.

          . Secondary, Follow-On and Combination Offerings generally must be purchased in the cash portion of your account.

          . Re-circulations. On occasion, an amended prospectus is prepared during the public offering process that contains material changes to the information provided in the preliminary prospectus. In these cases, a revised preliminary prospectus must be circulated to buyers in the offering.

          . In the event of re-circulations, Members who have entered
            Conditional Offers will be sent an e-mail message directing them to a site on the World Wide Web where a copy of the amended preliminary prospectus is posted. From the site the amended preliminary prospectus can be read and printed or downloaded. As agreed by each Member in the customer agreement governing all Wit Capital accounts, such delivery shall constitute good and effective delivery of the amended preliminary prospectus whether or not you follow the instructions and actually access the new prospectus via the Web.

          . Allocations. Wit Capital's general rule of allocation is first-come first-served, and our proprietary electronic order book has been designed to record the time and date of each Conditional Offer. Generally, Members submitting Conditional Offers first will have priority over those who submit them later, subject to minimum and maximum limits that will be set on a deal by deal basis.

          . There are, however, two important exceptions to the first-come first-served allocation principle:

          . Flippers will lose priority. Members who have track records for buying Secondary, Follow-On and Combination offerings and holding them for at least 30 days will have priority over Members who do not have such records. Thus, Wit Capital shall attempt to penalize "flippers" by reducing their likelihood of obtaining shares in subsequent public offerings.

          . To enforce this anti-flipping policy, Wit Capital will maintain for each Member a rating score that tracks their record for buying and holding public offering shares. Members will score positive points based on the number of public offering shares purchased and held. If you sell these shares, or transfer them out of your account, within 30 days (60 days for Initial Public Offerings), then you will score negative points.

          . Affinity groups may gain priority. In certain offerings, Wit Capital may agree with an issuer to favor Members who are also customers or employees of the issuer or who have some other preexisting relationship with the issuer. In these transactions general Members will be able to purchase after shares are allocated to the Members who are also part of the issuer's affinity group.

          . Wit Capital reserves the right to allocate shares on any basis or to change its method of allocating shares at any time and without notice, and Members should not expect that entering a Conditional Offer in any way entitles them to purchase any securities.

          . Confirmation of purchase. On the new issue date, Members whose Conditional Offers have been accepted and who have reaffirmed their Conditional Offers by telephone or e-mail will receive by e-mail a confirmation specifying the number of shares purchased and the issue price. The shares will automatically be deposited into your account.

          . Final prospectus delivery. Members whose Conditional Offers are accepted will also receive an e-mail message directing them to a site on the World Wide Web where a final prospectus is posted. From the site the final prospectus can be read and printed or downloaded. As agreed by each Member in the customer agreement governing all Wit Capital accounts, such delivery shall constitute good and effective delivery of the final prospectus whether or not you follow the instructions and actually access the final prospectus via the Web. Federal and state securities laws require delivery of the final prospectus.

          . Rules & Procedures, FAQs, Contact Us, Mailing List
            ------------------  ----  ----------  ------------

(m) FREQUENTLY ASKED QUESTIONS (FAQS) PAGE SCREEN SHOT - consists of a parent frame and child frame.

   . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
           ------------  -----------------------  ------------------  -----
       Contact Us, Mailing List./*/
       ------------------------

   .   CHILD FRAME - the following text appears in the child frame:

       .  FAQs
       .  Initial Public Offerings


       .  1.  What is an Initial Public Offering?
              ----------------------------------
       .  2.  Why are individual investors often excluded from traditional IPOS?
              -----------------------------------------------------------------
       .  3.  What is the process for subscribing to a Wit Capital IPO?
              --------------------------------------------------------
       .  4.  How can I learn more about the companies being issued?
              -----------------------------------------------------
       .  5.  What happens if there are not enough shares to meet demand?
              ----------------------------------------------------------
       .  6.  How long should I hold shares I purchase in an IPO?
              --------------------------------------------------

       .  Secondary, Follow-On and Combination Offerings

       .  1.  What is a Secondary Offering?
              ----------------------------
       .  2.  What is a Follow-On Offering?
              ----------------------------
       .  3.  What is a Combination Offering?
              ------------------------------
       .  4.  Why are individual investors often excluded from traditional
              ------------------------------------------------------------
              Secondary, Follow-On and Combination Offerings?
              ----------------------------------------------
       .  5.  What is the process for subscribing to a Wit Capital Secondary,
              --------------------------------------------------------------
              Follow-On or Combination Offering?
              ---------------------------------
       .  6.  How can I learn more about the companies being issued?
              -----------------------------------------------------
       .  7.  What happens if there are not enough shares to meet demand?
              ----------------------------------------------------------

       .  8.  How long should I hold shares I purchase in a Secondary, Follow-On
              ------------------------------------------------------------------
              or Combination Offering?
              -----------------------

       .  Q.  What is an Initial Public Offering?

------------------------------
*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

       .  A.   An IPO is a corporation's first offering of a security
       representing shares of the company to the public. Growing companies typically use IPOs to raise capital for future business expansion. Generally, an underwriter prepays the issuer for its stock and then goes
                     -----------             ------
       to the public market to sell it.


       .  Q.   Why are individual investors often excluded from traditional
       IPOs?

       .  A.   Shares sold in a traditional IPO are generally marketed to, and reserved for, institutional investors and their preferred customers. A Wit Capital IPO however, gives Members equal opportunity to buy stock in emerging growth companies at the offering price.

       .  Q.   What is the process for subscribing to a Wit Capital IPO?

       .  A.   When you become a Member, you'll receive an e-mail message
                        ---------------
       notifying you whenever a new preliminary prospectus is posted on our web
                                    ----------------------
       site. After you review the prospectus, you may enter a Conditional Offer if you want to subscribe. You will need to affirmatively confirm your conditional offer to buy after the registration statement for the offering has been declared effective. This is described in more detail under Rules and Procedures. If you do not have on deposit $1,000 (which
             --------------------
       is the minimum account balance for all trades with Wit Capital) as of the time immediately after the registration statement for the offering has been declared effective, Wit Capital may cancel your Conditional Offer
                                                            -----------------
       and/or your priority. You will be notified by e-mail on the pricing date if you have received shares in an offering. Full payment of the purchase price is due on the settlement date for the initial public offering.

       .  Q.   How can I learn more about the companies being issued?

       .  A.   The first step to learning about a potential investment is to review the issuing company's preliminary prospectus or "red herring".
                                    ----------------------
       These documents, which have been submitted to the SEC, are available for all Wit Capital Public Offerings online at the Wit Capital web site. A company's prospectus includes company background information, financial data and specifics about the offering. Prospectuses can either be viewed online or downloaded.

       .  Q.     What happens if there are not enough shares to meet demand?

       .  A.   Wit Capital's general rule of allocation will be first-come first-served. That means that no special preferences will be made to reward special customers or big accounts. This is the cornerstone of a fair system, and Wit Capital is committed above all else to fair treatment of its Members.

               News of each offering will be simultaneously e-mailed to all Members, and Wit Capital's proprietary electronic order book will record the time and date of each Member's Conditional Offer.
                                                         -----------------
               Generally, Members submitting Conditional Offers first will have priority over those who submit later.

       .  Q.   How long should I hold shares I purchase in an IPO?

       .  A.   As long as you believe that it is in your interest to hold them.
               Members who have track records
               for buying IPO shares and holding them in their account beyond 60 days will have priority in future IPO share allocations over
               Members who do not, although the general rule of allocation will
                                                                ----------
               be first-come first-served.

               To encourage this buy-and-hold approach, Wit Capital will maintain for each Member a rating score that tracks their record for buying and holding public offering shares. When you buy an IPO issue, you score positive points based on the number of shares purchased. If you then sell the shares within 60 days, or transfer the shares out of your account, then you score negative points.

       .  Q.   What is a Secondary Offering?

       .  A.   A Secondary Offering is the public sale by shareholders of previously issued securities that are already trading publicly.
               In underwritten Secondary Offerings, a selling shareholder or corporate issuer sells securities to an underwriter who, in turn,
                                                       -----------
               resells the securities to investors at the offering price.

               Registered Secondary Offerings are priced in negotiations between the selling shareholder(s), issuer and the representative(s) of
                                           ------
               the underwriter(s) taking into account the representative(s)
               assessment of demand for the securities. Typically these offerings are priced in close proximity to the last sale price of the security in its principal trading market prior to the pricing terms of the offering being set.

               Typically, the offering shares begin trading on a stock exchange or "over-the-counter" through the NASDAQ stock market shortly after the pricing terms have been set.

        .  Q.   What is a Follow-On Offering?

        .  A.  A Follow-On Offering is the public sale by an issuer of
                                                             ------
               newly issued securities by a company which already has publicly traded securities. In underwritten Follow-On Offerings, a selling shareholder or corporate issuer sells securities to an underwriter who, in turn, resells
                                      -----------
               the securities to investors at the offering price.

               Registered Follow-On Offerings are priced in negotiations between the selling shareholder(s), issuer and the representative(s) of the underwriter(s) taking into account the representative(s) assessment of demand for the securities. Typically these offerings are priced in close proximity to the last sale price of the security in its principal trading market prior to the pricing terms of the offering being set.

               Typically, the offering shares begin trading on a stock exchange or "over-the-counter" through the NASDAQ stock market shortly after the pricing terms have been set.


        .  Q.  What is a Combination Offering?

        .  A.  Frequently offerings have both a primary (Follow-On) and secondary component. These offerings are known as Combination Offerings. In underwritten Combination Offerings, a selling shareholder or corporate issuer sells securities to an underwriter who, in turn, resells
                                      -----------
               the securities to investors at the offering price.

               Registered Combination Offerings are priced in
               negotiations between the selling shareholder(s), issuer
                                                                ------
               and the representative(s) of the underwriter(s) taking into account the representative(s) assessment of demand for the securities. Typically these offerings are priced in close proximity to the last sale price of the security in its principal trading market prior to the pricing terms of the offering being set.

               Typically, the offering shares begin trading on a stock exchange or "over-the-counter" through the NASDAQ stock market shortly after the pricing terms have been set.


        .  Q.  Why are individual investors often excluded from traditional
               Secondary, Follow-On and Combination Offerings?

        .  A.   Shares sold in a traditional Secondary, Follow-On and
                Combination Offerings are generally marketed to, and reserved for, institutional investors and their preferred customers. A
                Wit Capital Secondary, Follow-On or Combination Offering however, gives Members equal opportunity to buy stock in emerging growth and other companies at the offering price.


        .   Q.  What is the process for subscribing to a Wit Capital
                Secondary, Follow-On or Combination Offering?

        .   A.  When you become a Member, you'll receive an e-mail message
                         ---------------
                notifying you whenever a new preliminary prospectus is
                                             ----------------------
                posted on our web site. After you review the prospectus,
                you may enter a Conditional Offer if you want to
                subscribe.  You will need to affirmatively confirm your
                conditional offer to buy after the registration statement
                for the offering has been declared effective.  This is
                described in more detail under Rules and Procedures.  If
                                               --------------------
                you do not have on deposit $1,000 (which is the minimum
                account balance for all trades with Wit Capital) as of
                the time immediately after the registration statement for
                the offering has been declared effective, Wit Capital may
                cancel your Conditional Offer and/or your priority.  You
                            -----------------
                will be notified by e-mail on the pricing date if you have received shares in an offering. Full payment of the purchase price is due on the settlement date for the Secondary, Follow-On or Combination Offering.

                Investing in Secondary, Follow-On or Combination Offerings is speculative and highly risky and is only appropriate for certain investors. Members assume full responsibility for determining whether investing in new issues is appropriate for them.


        .   Q.  How can I learn more about the companies being issued?

        .   A.  The first step to learning about a potential investment is to review the issuing company's preliminary prospectus or
                                                ----------------------
                "red herring". These documents, which have been submitted to the SEC, are available for all Secondary, Follow-On and Combination
                Offerings in which Wit Capital is participating on the Wit
                Capital web site. A company's prospectus includes company background information, financial data and specifics about the offering. Prospectuses can either be viewed online or downloaded.

        .   Q.  What happens if there are not enough shares to meet demand?

        .   A.  Wit Capital's general rule of allocation will be first-come first-served. That means that no special preferences will be made to reward special customers or big accounts.
                This is the cornerstone of a fair system, and Wit Capital is committed above all else to fair treatment of its Members.

                News of each offering will be simultaneously e-mailed to all Members, and Wit Capital's proprietary electronic order book will record the time and date of each Member's

                Conditional Offer.  Generally, Members submitting
                -----------------
                Conditional Offers first will have priority over those who submit later.

        .   Q.  How long should I hold shares I purchase in a Secondary,
                Follow-On or Combination Offering?


        .   A.  As long as you believe that it is in your interest to hold them. Members who have
                track records for buying Secondary, Follow-On or
                Combination Offering shares and holding them in their
                account beyond 30 days will have priority in future new
                issue share allocations over Members who do not, although
                the general rule of allocation will be first-come first-
                                    ----------
                served.

                To encourage this buy-and-hold approach, Wit Capital will maintain for each Member a rating score that tracks their record for buying and holding public offering shares. When you buy a Secondary, Follow-On or Combination Offering, you score positive points based on the number of shares purchased. If you then sell the shares within 30 days, or transfer the shares out of your account, then you score negative points.

        .  Rules & Procedures, FAQs, Contact Us, Mailing List
           ------------------  ----  ----------  ------------

(n) CONTACT US PAGE SCREEN SHOT - consists of a parent frame and child frame.

   . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
           ------------  -----------------------  ------------------  -----
       Contact Us, Mailing List.*/
       ------------------------

   .   CHILD FRAME - the following text appears in the child frame:

       .  Contact Us

       . For additional information including trading, account management and research, please visit our website at (website address) or call us at (telephone number)

       .  Mail address:  [x]

       .  E-mail address:  [x]

       .  Rules & Procedures, FAQs, Contact Us, Mailing List
          ------------------  ----  ----------  ------------

-------------------------------

*/ UNDERLINED TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK TO ANOTHER SCREEN.

(o) JOIN OUR MAILING LIST PAGE SCREEN SHOT - consists of a parent frame and child frame.

     . PARENT FRAME - contains the text "BROKER/DEALER" and navigation buttons for Open Account, Place Conditional Offer, Rules & Procedures, FAQ's,
             ------------  -----------------------  ------------------  -----
         Contact Us, Mailing List./*/
         ----------  ------------

     .   CHILD FRAME - the following text appears in the child frame:

         .  JOIN OUR MAILING LIST

         . To be notified by e-mail whenever Wit Capital has a new development, complete the following form. If you are a Member, you are already on our mailing list and need not fill this out.

         .  Required Data

         .  E-mail (primary):  followed by an interactive dialogue box.

         . E-mail (secondary - if applicable): followed by an interactive dialogue box.

         .  Optional Data

         . The user is asked to enter his/her first name, middle initial, last name, address, city, state, zip code, country, telephone (day), telephone (evening), age, sex and modem speed via interactive dialogue boxes.

---------------------
*/ UNDERLINES TEXT DENOTES THAT SUCH TEXT APPEARS AS A NAVIGATION BUTTON OR LINK
   TO ANOTHER SCREEN.